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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)      January 27, 2005


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-31159                    81-0304651
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                            301 Central Avenue, #384
                        Hilton Head, South Carolina 29926
                        ---------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (843) 842-4048
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01. Entry into a Material Definitive Agreement; Item 2.03 Creation of a
Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant; Item 3.02 Unregistered Sales of Equity Securities.

     On January 27, 2005, Trend Mining Company (the "Company") entered into a Subscription Agreement (the "Subscription Agreement") with certain institutional and accredited investors providing for the issuance and sale of $1,300,000 of secured convertible promissory notes (the "Notes") of the Company convertible into shares of its common stock at a conversion price of $0.30 per share. If the aggregate principal amount of the Notes is converted, the Company will issue approximately 4,333,333 shares of its common stock. The Notes will be amortized over a three year period and accrue interest at the minimum rate of 10% per annum. Principal and interest are payable monthly at the option of the Company in cash or shares of the Company's common stock.

     The Company closed on $250,000 of the total $1,300,000 purchase price pursuant to a subscription agreement entered into on December 8, 2004 by the Company and certain of the investors (the "Prior Offering"). The financing documents entered into on January 27, 2005 supercede and replace the financing documents entered into in connection with the Prior Offering, except (i) accrued interest due on the Notes issued in the Prior Offering are payable and deemed accrued on the Notes issued to such investors in the January 27, 2005 offering, and (ii) the security interest granted to such investors in connection with the Prior Offering shall be updated and substituted by the security interest granted to the investors in connection with the January 27, 2005 offering.

     Pursuant to the Subscription Agreement, the Company is also obligated to issue Class A Warrants and Class B Warrants (collectively, the "Warrants) to purchase shares of its common stock. If all of the Warrants are exercised, the Company will issue approximately 3,900,000 shares of its common stock. The Class A warrants are exercisable for five years at an exercise price of $0.50 per share. The Class B Warrants are exercisable until the one hundred eightieth (180th) day following the effective date of the registration statement providing for the resale of the shares issuable upon conversion of the Notes and exercise of the Warrants and may be exercised at a price of $0.25 per share. The Warrants contain cashless exercise provisions in the event that a registration statement providing for the resale of the shares is not effective.

     Each of the directors and executive officers of the Company agreed to enter into a Limited Standstill Agreement in which each of the individuals agreed not to sell or transfer any shares of the Company's common stock held by such individual until the earlier of (A) one year following the effective date of the registration statement providing for the resale of the shares issuable upon conversion of the Notes and exercise of the Warrants and (B) until all the shares have been sold pursuant to such registration statement or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act").

     Pursuant to a Pledge and Security Agreement dated as of January 27, 2005, the Company granted to the investors a security interest in all of the Company's assets to secure the obligations under the Notes. The Company is also required to file a registration statement providing for the resale of the shares issued upon conversion of the Notes and exercise of the Warrants. The transactions contemplated by the Subscription Agreement are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and Regulation D of the Securities Act.

     Incorporated herein by reference are the following: Form of Subscription Agreement (Exhibit 10.1), form of Pledge and Security Agreement (Exhibit 10.2), form of Secured Convertible Promissory Note (Exhibit 10.3), form of Class A Warrant (Exhibit 10.4), form of Class B Warrant (Exhibit 10.5) and

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form of Limited Standstill Agreement (Exhibit 10.6). The respective descriptions of the form of Subscription Agreement, form of Pledge and Security Agreement, form of Secured Convertible Promissory Note, form of Class A Warrant, form of Class B Warrant and form of Limited Standstill Agreement contained herein are qualified in their entirety by the respective terms of each document incorporated herein by reference. A copy of the press release announcing the financing is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

       ----------------- -------------------------------------------------------
       Exhibit 10.1 Form of Subscription Agreement dated as of January 27, 2005 by and among Trend Mining Company and the purchasers identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 10.2 Form of Pledge and Security Agreement dated as of January 27, 2005 by and among Trend Mining Company and the secured parties identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 10.3 Form of Secured Convertible Promissory Note issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.4      Form of Class A Warrant issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.5      Form of Class B Warrant issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.6 Form of Limited Standstill Agreement dated as of January 27, 2005 by and among Trend Mining Company and the stockholders identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 99.1 Press Release dated January 28, 2005 announcing the closing of the convertible note financing.
       ----------------- -------------------------------------------------------

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2005

                                             TREND MINING COMPANY

                                             By: /s/ John P. Ryan
                                                 -------------------------------
                                                 Name:  John P. Ryan
                                                 Title: Chief Financial Officer


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                                  Exhibit Index

       ----------------- -------------------------------------------------------
       Exhibit 10.1 Form of Subscription Agreement dated as of January 27, 2005 by and among Trend Mining Company and the purchasers identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 10.2 Form of Pledge and Security Agreement dated as of January 27, 2005 by and among Trend Mining Company and the secured parties identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 10.3 Form of Secured Convertible Promissory Note issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.4      Form of Class A Warrant issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.5      Form of Class B Warrant issued by Trend Mining Company.
       ----------------- -------------------------------------------------------
       Exhibit 10.6 Form of Limited Standstill Agreement dated as of January 27, 2005 by and among Trend Mining Company and the stockholders identified therein.
       ----------------- -------------------------------------------------------
       Exhibit 99.1 Press Release dated January 28, 2005 announcing the closing of the convertible note financing.
       ----------------- -------------------------------------------------------



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